UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13
OR 15d OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2006
Commission File: 001-15849
SANTANDER BANCORP
(Exact name of Corporation as specified in its charter)

Commonwealth of Puerto Rico	66-0573723

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

207 Ponce de Leon Avenue, Hato Rey, Puerto Rico	917

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(787) 759-7070
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of operations and Financial Condition
     On July 31, 2006 Santander Bancorp (the “Corporation”) issued a press release announcing its unaudited operational results for the quarter ended June 30, 2006, a copy of which is attached as Exhibit 99.1, to this Current Report on Form 8-K and incorporated herein by reference. The information in this Form 8-K, including Item 9.01 and Exhibit 99.1 shall be deemed to be filed for purpose of the Securities Exchange Act of 1934, as amended.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits
The following exhibit shall be deemed to be furnished for purpose of the Securities Exchange Act of 1934, as amended.
99.1 Press release dated July 31, 2006, announcing Santander BanCorp’s consolidated earnings for the quarter ended June 30, 2006.
99.2 Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.
SANTANDER BANCORP

Dated: July 31, 2006	By:	/s/ María Calero Padrón

María Calero Padrón
Executive Vice President and Chief Accounting Officer